UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2019 (August 5, 2019)

MID-AMERICA APARTMENT COMMUNITIES, INC.
MID-AMERICA APARTMENTS, L.P.
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-12762	62-1543819
Tennessee	333-190028-01	62-1543816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6815 Poplar Avenue, Suite 500, Germantown, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

(901)
682-6600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share (Mid-America Apartment Communities, Inc.)	MAA	New York Stock Exchange
8.50% Series I Cumulative Redeemable Preferred Stock, $.01 par value per share (Mid-America Apartment Communities, Inc.)	MAA^I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
 12b-2
 of the Securities Exchange Act of 1934 (§
240.12b-2
 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01.	Regulation FD Disclosure.

On August 5, 2019, Mid-America Apartment Communities, Inc. issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 8.01.	Other Events.

On August 5, 2019, Mid-America Apartments, L.P. (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters listed on Schedule 1 attached to the Underwriting Agreement, in connection with the public offering by the Operating Partnership of $250 million aggregate principal amount of the Operating Partnership’s 3.950% Senior Notes due 2029 (the “Notes”). The Notes will be issued as additional notes under a third supplemental indenture pursuant to which the Operating Partnership previously issued $300 million aggregate principal amount of 3.950% Senior Notes due 2029 on March 7, 2019 (the “Initial Notes”). The Notes will have substantially identical terms as the Initial Notes, will be treated as a single series with the Initial Notes and will have the same CUSIP number as the Initial Notes.
The foregoing description of the Underwriting Agreement is qualified in its entirety by the full text of the Underwriting Agreement, which is being filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits .

Exhibit No.	Description of Exhibit

1.1
Underwriting Agreement, dated August 5, 2019, by and among Mid-America Apartments, L.P. and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters listed on Schedule 1 thereto

99.1	Press Release, dated August 5, 2019, issued by Mid-America Apartment Communities, Inc.

101.INS	Inline XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: August 6, 2019	By:	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

MID-AMERICA APARTMENTS, L.P.

Date: August 6, 2019	By:	Mid-America Apartment Communities, Inc.,
its general partner

	By:	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Exhibit 1.1
Execution Version
MID-AMERICA
APARTMENTS, L.P.
$250,000,000 3.950% Senior Notes due 2029
Underwriting Agreement
August 5, 2019
Wells Fargo Securities, LLC
550 South Tryon Street, 5
th
Floor
Charlotte, North Carolina 28202
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Jefferies LLC
520 Madison Avenue
New York, New York 10022
J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
U.S. Bancorp Investments, Inc.
214 N. Tryon Street, 26th Floor
Charlotte, North Carolina 28202
As Representatives of the several Underwriters listed in Schedule 1 hereto
Ladies and Gentlemen:
Mid-America
Apartments, L.P., a Tennessee limited partnership (the “
Operating Partnership
”) and majority owned subsidiary of
Mid-America
Apartment Communities, Inc., a Tennessee corporation (the “
Company
”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “
Underwriters
”), for whom you are acting as representatives (the “
Representatives
”), $250,000,000 aggregate principal amount of the Operating Partnership’s 3.950% Senior Notes due 2029 (the “
Securities
”). The Securities will be issued pursuant to the Indenture dated as of May 9, 2017 (the “
Base Indenture
”), as amended and supplemented by the Third Supplemental Indenture dated as of March 7, 2019 (the “
Third Supplemental Indenture
;” the Base Indenture, as amended and supplemented by the Third Supplemental Indenture, is hereinafter called the “
Indenture
”), each between the Operating Partnership and U.S. Bank National Association, as trustee (the “
Trustee
”).
The Securities will be issued as additional notes under the Indenture, pursuant to which the Operating Partnership previously issued $300,000,000 aggregate principal amount of its 3.950% Senior Notes due 2029 on March 7, 2019 (the “
Existing Securities
”). Except as otherwise disclosed in the Registration Statement and the Prospectus, the Securities will have identical terms as the Existing Securities, will be treated as a single series of securities with the Existing Securities under the Indenture and will have the same CUSIP number as the Existing Securities. Holders of the Securities and the Existing Securities will vote as one class under the Indenture.

As used herein, the term “
Transaction Documents
” means this underwriting agreement (this “
Agreement
”), the Securities, the Base Indenture and the Third Supplemental Indenture.
The Operating Partnership hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:
1.
Registration Statement
. The Operating Partnership and the Company have prepared and filed with the Securities and Exchange Commission (the “
Commission
”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “
Securities Act
”), a registration statement on Form
S-3
(File
Nos. 333-227553
and
333-227553-01),
including a prospectus, relating to the Securities, which registration statement became effective upon filing under Rule 462(e) of the Securities Act. Such registration statement, as amended at each time of effectiveness under the Securities Act, including the information deemed pursuant to Rule 430B under the Securities Act to be part of the registration statement at the time of its effectiveness (“
Rule
 430 Information
”), is referred to herein as the “
Registration Statement
”; and as used herein, the term “
Preliminary Prospectus
” means each prospectus included in such registration statement (and any amendments thereto) before it became effective, any prospectus or prospectus supplement filed with the Commission pursuant to Rule 424(b) under the Securities Act that relates to the offering of the Securities, the prospectus and any prospectus supplement included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information and the Time of Sale Prospectus (as defined below), and the term “
Prospectus
” means the prospectus supplement dated August 5, 2019 (the “
Prospectus Supplement
”), together with the accompanying prospectus dated September 27, 2018 (the “
Base Prospectus
”), in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities. Any reference in this Agreement to the Registration Statement, the Base Prospectus, any Preliminary Prospectus (including, without limitation, the Time of Sale Prospectus) or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form
S-3
under the Securities Act, as of the effective date of the Registration Statement or the date of the Base Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “
amend
”, “
amendment
” or “
supplement
” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (a) in the case of the Registration Statement, any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “
Exchange Act
”) that are deemed to be incorporated by reference therein and (b) in the case of the Base Prospectus, any Preliminary Prospectus and the Prospectus, any documents filed after the date of the Base Prospectus, such Preliminary Prospectus or the Prospectus, respectively, under the Exchange Act that are deemed to be incorporated by reference therein. As used in this Agreement, references to the date of any Preliminary Prospectus or Prospectus that consists of a prospectus supplement and accompanying prospectus mean the date of such prospectus supplement. References in this Agreement to financial statements or other information that is “contained,” “included,” “described,” “set forth” or “provided” in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus and similar references shall, unless stated otherwise, include any information incorporated or deemed to be incorporated by reference therein; and references in this Agreement to “
subsidiaries
” or any “
subsidiary
” of the Company shall include, without limitation, the Operating Partnership. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Time of Sale Prospectus.

At or prior to 1:55 p.m. (New York time) on August 5, 2019, the time when sales of the Securities were first made (the “
Time of Sale
”), the Operating Partnership had prepared the following information (collectively, the “
Time of Sale Information
”): a preliminary prospectus supplement dated August 5, 2019 (the “
Preliminary Prospectus Supplement
”) and accompanying Base Prospectus (such documents, in the form first made available to the Underwriters for use in the offering of the Securities, are hereinafter called, collectively, the “
Time of Sale Prospectus
”), and each “
free-writing prospectus
” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.
2.
Purchase of the Securities by the Underwriters
.
(a)    The Operating Partnership agrees to issue and sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Operating Partnership the respective principal amount of Securities set forth opposite such Underwriter’s name in Schedule 1 hereto at a price equal to 107.177% of the principal amount thereof, plus accrued interest from and including March 7, 2019 up to but excluding the Closing Date. The Operating Partnership will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.
(b)    The Operating Partnership understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Securities on the terms set forth in the Time of Sale Information. The Operating Partnership acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.
(c)    Payment for and delivery of the Securities will be made at the offices of Sidley Austin LLP, 787 Seventh Ave, New York, New York 10019 at 10:00 a.m., New York City time, on August 7, 2019, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Operating Partnership may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “
Closing Date
”.
(d)    Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Operating Partnership to the Representatives against delivery to the nominee of The Depository Trust Company (“
DTC
”) or a custodian acting on behalf of DTC, for the account of the Underwriters, of one or more Securities in global form (collectively, the “
Global Note
”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Operating Partnership. The Global Note will be made available for inspection by the Representatives not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.
(e)    The Operating Partnership acknowledges and agrees that each Underwriter is acting solely in the capacity of an arm’s length contractual counterparty to the Operating Partnership with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Operating Partnership or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Operating Partnership or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Operating Partnership shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representatives nor any other Underwriter shall have any responsibility or liability to the Operating Partnership with respect thereto. Any review by the Representatives or any Underwriter of the Operating Partnership, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives or such Underwriter and shall not be on behalf of the Operating Partnership or any other person.

3.
Representations and Warranties of the Operating Partnership
. The Operating Partnership represents and warrants to, and agrees with, each Underwriter that:
(a)
Preliminary Prospectus.
No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
provided
that the Operating Partnership makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined below).
(b)
Time of Sale Information
. The Time of Sale Information, at the Time of Sale did not, and, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
provided
that the Operating Partnership makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with the Underwriter Information. No statement of material fact included or to be included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been or will be omitted therefrom.
(c)
Issuer
Free Writing Prospectus.
The Operating Partnership (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “
written communication
” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Operating Partnership or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “
Issuer Free Writing Prospectus
”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Time of Sale Prospectus, (iii) the Prospectus, (iv) the documents listed on Annex A hereto as constituting part of the Time of Sale Information and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Time of Sale Prospectus, did not at the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
provided
that the Operating Partnership makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information.
(d)
Registration Statement and Prospectus.
The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Operating Partnership or the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Operating Partnership or the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “
Trust Indenture Act
”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
provided
that the Operating Partnership makes no representation or warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form
T-1)
of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with the Underwriter Information.
(e)
Incorporated Documents.
The documents incorporated by reference in each of the Registration Statement, the Prospectus and the Time of Sale Information, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(f)
Financial Statements.
The financial statements of the Company and its subsidiaries and the related notes thereto and the financial statements of the Operating Partnership and its subsidiaries and the related notes thereto included or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position of the Company and its subsidiaries and of the Operating Partnership and its subsidiaries, as applicable, as of the dates indicated and their respective consolidated results of operations and changes in cash flows for the periods specified; and all such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and all supporting schedules to such financial statements included or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information fairly present in all material respects the information required to be stated therein. Any pro forma financial statements and related notes included or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(g)
Financial Statements Pursuant to Rule
3-14.
Any financial statements or financial information required by Rule
3-14
or Article 11 of Regulation
S-X
(collectively, the “Rule
3-14
Information”) to be included or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Prospectus, together with the related notes and schedules, have been included or incorporated by reference therein as required by the Securities Act and the Exchange Act, and present fairly the material factors considered by the Operating Partnership or the Company, as the case may be, when assessing each such property; after reasonable inquiry, the Operating Partnership is not aware of any factor other than those included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information that would cause such Rule
3-14
Information not to be indicative of future operating results of the applicable property or properties, as the case may be; no property for which Rule
3-14
Information is included or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information was acquired from a party related to the Operating Partnership or the Company; and there are no properties for which the Operating Partnership or the Company is required to disclose Rule
3-14
Information other than as included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information.
(h)
No Material Adverse Change
. Since the respective dates as of which information is given in the Registration Statement, the Prospectus and the Time of Sale Information, except as otherwise stated therein, (A) there has been no material adverse change in or affecting the properties, financial condition, results of operations, business affairs or prospects of the Operating Partnership and its subsidiaries considered as one enterprise or the Company and its subsidiaries, considered as one enterprise, in each case whether or not arising in the ordinary course of business; (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Operating Partnership and its subsidiaries considered as one enterprise or with respect to the Company and its subsidiaries considered as one enterprise; and (C) there has been no material change in the short-term debt or long-term debt of the Operating Partnership and its consolidated subsidiaries or of the Company and its consolidated subsidiaries (in each case except for borrowings and repayment of borrowings in the ordinary course of business).
(i)
Organization and Good Standing of the Company.
The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Tennessee, with all power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Prospectus and the Time of Sale Information. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect (as defined below). The Company is the sole general partner of the Operating Partnership and the Company owns the percentage of the outstanding equity interests in the Operating Partnership disclosed in the Registration Statement, the Time of Sale Information and the Prospectus. As used herein, “
Material Adverse Effect
” means a material adverse effect on the properties, financial condition, results of operations or business affairs of the Company and its subsidiaries considered as one enterprise or of the Operating Partnership and its subsidiaries considered as one enterprise; for purposes of clarity, it is hereby understood and agreed that statements to the effect that certain matters will not or could not reasonably be expected to have or result in a Material Adverse Effect (and statements of like effect) mean that such matters will not have a Material Adverse Effect on the Company and its subsidiaries considered as one enterprise or on the Operating Partnership and its subsidiaries considered as one enterprise.
(j)
Organization and Good Standing of the Operating Partnership and Other Subsidiaries.
The Operating Partnership has been duly organized and is validly existing as a limited partnership and in good standing under the laws of the State of Tennessee and has limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the Time of Sale Information. The Operating Partnership is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. Each Significant Subsidiary (as defined below) of the Company in addition to the Operating Partnership, if any, has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the Time of Sale Information and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. All of the issued and outstanding shares of capital stock, limited liability company interests, partnership interests or other equity interests, as the case may be, of each such Significant Subsidiary (i) have been duly authorized and validly issued, are fully paid and non-assessable
and (ii) except for the Operating Partnership or as otherwise disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; no outstanding shares of capital stock, limited liability company interests, partnership interests or other equity interests, as the case may be, of any Significant Subsidiary were issued in violation of the preemptive or similar rights of any security holder of such Significant Subsidiary. As used in this Agreement, the term “
Significant Subsidiary
” means each subsidiary of the Company that would be deemed a “Significant Subsidiary” of the Company under either clause (1) or (2) of the definition of “significant subsidiary” appearing in Rule
1-02
of Regulation
S-X.
(k)
Capitalization of the Company
. The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable
and were not issued in violation of any preemptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Prospectus and the Time of Sale Information, there are no outstanding rights (including, without limitation, pre-emptive
or similar rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests of the Company or any of its Significant Subsidiaries, nor any contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any capital stock or other equity interest of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; and the capital stock of the Company and the Company’s charter and bylaws conform in all material respects to the descriptions thereof contained in the Registration Statement, the Prospectus and the Time of Sale Information.
(l)
Partnership Capitalization.
Without limitation to any other representations and warranties set forth herein, all of the outstanding partnership interests of the Operating Partnership have been duly authorized and validly issued and the capital contributions with respect thereto have been made in full; and the partnership interests of the Operating Partnership that are owned, directly or indirectly, by the Company are owned in the percentage set forth in the Registration Statement, the Prospectus and the Time of Sale Information, free and clear (except as may otherwise be specifically described in the Registration Statement, the Prospectus and the Time of Sale Information) of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. None of the outstanding partnership interests of the Operating Partnership were issued in violation of the preemptive or other rights of the security holders of the Operating Partnership.

(m)
Due Authorization.
The Operating Partnership has full right, power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder, including, without limitation, the issuance, sale and delivery of the Securities, as contemplated by this Agreement and the Indenture; and all action required to be taken for the due and proper authorization, execution and delivery by the Operating Partnership of the Transaction Documents and the consummation by it of the transactions contemplated thereby has been duly and validly taken.
(n)
Partnership Agreement.
The limited partnership agreement of the Operating Partnership, including all restatements thereof and amendments thereto (the “
Partnership Agreement
”), has been duly and validly authorized, executed and delivered by or on behalf of the partners of the Operating Partnership, and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, or other laws of general applicability relating to or affecting creditors’ rights generally or by general equity principles (collectively, the “
Enforceability Exceptions
”).
(o)
Underwriting Agreement.
This Agreement has been duly authorized, executed and delivered by the Operating Partnership.
(p)
Description of Transaction Documents.
Each of the Transaction Documents conforms in all material respects to the descriptions thereof contained in the Registration Statement, the Prospectus and the Time of Sale Information.
(q)
Indenture.
The Base Indenture has been duly authorized, executed and delivered by the Operating Partnership and constitutes a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, subject to the Enforceability Exceptions; the Third Supplemental Indenture has been duly authorized, executed and delivered by the Operating Partnership and constitutes a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, subject to the Enforceability Exceptions; and the Base Indenture has been duly qualified under the Trust Indenture Act.
(r)
Securities.
The Securities have been duly authorized by the Operating Partnership and, when duly authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will have been duly executed and delivered by the Operating Partnership, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
(s)
No Violation or Default.
Neither the Company nor any of its subsidiaries is (i) in violation of its charter or bylaws, partnership agreement, limited liability company agreement or other Organizational Documents (as defined below), (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As used herein, the term “
Organizational Documents
” means, (i) with respect to a corporation, its charter and bylaws, (ii) with respect to a limited or general partnership, its partnership agreement and certificate of partnership (or similar document), (iii) with respect to a limited liability company, its limited liability company agreement and certificate of limited liability company (or similar document), and (iv) with respect to any other entity, its similar organizational documents.

(t)
No Conflicts; No Consents Required.
The execution, delivery and performance by the Operating Partnership of the Transaction Documents, the issuance and sale of the Securities, the compliance by the Operating Partnership with the terms of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws of the Company, the Operating Partnership’s certificate of limited partnership or Partnership Agreement or the Organizational Documents of any of the Company’s other subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to adversely affect the consummation of the transactions contemplated by the Transaction Documents or the performance by the Operating Partnership of its obligations under the Transaction Documents; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the execution, delivery and performance by the Operating Partnership of the Transaction Documents, the issuance and sale of the Securities, compliance by the Operating Partnership with the terms of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents, except as have been made or obtained under the Securities Act and the Exchange Act and except as may be required by and made in accordance with or obtained under state securities laws or regulations.
(u)
Legal Proceedings.
Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect or to adversely affect the consummation of the transactions contemplated by the Transaction Documents or the performance by the Operating Partnership of its obligations thereunder; to the knowledge of the Operating Partnership, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act or the Exchange Act to be described in the Registration Statement, the Time of Sale Information or the Prospectus or any document incorporated by reference therein that are not so described as required and (ii) there are no contracts or other documents that are required under the Securities Act or the Exchange Act to be filed as exhibits to the Registration Statement or any document incorporated by reference therein or described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or any document incorporated by reference therein that are not so filed as exhibits or so described as required.
(v)
Independent Accountants.
Ernst & Young LLP, whose reports on the consolidated financial statements of the Company and its consolidated subsidiaries and of the Operating Partnership and its consolidated subsidiaries are included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, is an independent registered public accounting firm with respect to the Company and its subsidiaries and with respect to the Operating Partnership and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and as required by the Securities Act.

(w)
Title to Properties.
(i) Except as otherwise set forth in the Registration Statement, the Prospectus and the Time of Sale Information, the Company and its subsidiaries and the Operating Partnership and its subsidiaries hold good and marketable title to the real property and improvements described as being owned by the Company and its subsidiaries and by the Operating Partnership and its subsidiaries, respectively, in the Registration Statement, the Prospectus and the Time of Sale Information (the “
Properties
”) (which title is, as applicable, in the form of fee simple title to land, improvements, air rights or condominium units, or leasehold title to land, improvements, air rights or condominium units) with such exceptions and subject to such mortgages, easements and liens as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) any ground lease under which the Company or any of its subsidiaries leases the land or air rights on which any Property is located is in full force and effect, and neither the Company nor any of its subsidiaries is in default in respect of any of the terms or provisions of any such lease and neither the Company nor any of its subsidiaries has received notice of the assertion of any claim by anyone adverse to the rights of the Company or any such subsidiary, as the case may be, as lessee under any such lease, or affecting or questioning the rights of the Company or any such subsidiary, as the case may be, to the continued possession or use of the Property under any such lease or of a default under any such lease, other than claims which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except to the extent disclosed in the Registration Statement, the Time of Sale Information and the Prospectus and except for such failures to comply that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.
(x)
Investment Company Act.
Neither the Company nor the Operating Partnership is and, after giving effect to the offering and sale of the Securities and the application of the net proceeds thereof as described in the Registration Statement, the Prospectus and the Time of Sale Information, neither the Company nor the Operating Partnership will be an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “
Investment Company Act
”) or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.
(y)
Compliance with Environmental Laws.
Except as described in the Registration Statement, the Prospectus and the Time of Sale Information, and except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any applicable federal, state, local or foreign statute, law, rule, regulation, ordinance, code, or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health from Hazardous Materials (as defined below) or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, or asbestos-containing materials (collectively, “
Hazardous Materials
”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “
Environmental Laws
”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Operating Partnership, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Laws against the Company or any of its subsidiaries and (D) to the knowledge of the Operating Partnership, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up
or remediation of Hazardous Materials, or an action, suit or proceeding by any private party or governmental body or agency, against the Company or any of its subsidiaries relating to Hazardous Materials or any applicable Environmental Laws.
(z)
Licenses and Permits.
The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and except as described in the Registration Statement, the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where any such revocation, modification or failure to renew would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(aa)
Disclosure Controls.
Each of the Company and the Operating Partnership maintains a system of “disclosure controls and procedures” (as defined in Rule
13a-15(e)
or Rule
15d-15(e)
of the Exchange Act, as applicable) that is designed to ensure that information required to be disclosed by it in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s or the Operating Partnership’s, as the case may be, management as appropriate to allow timely decisions regarding required disclosure. Each of the Company and its subsidiaries and the Operating Partnership and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule
13a-15(b)
or Rule
15d-15(b)
of the Exchange Act, as applicable, and as of December 31, 2018 and as of the last day of each of the Company’s and the Operating Partnership’s fiscal quarters ended thereafter, such disclosure controls and procedures were effective to perform the functions for which they were established.
(bb)
Accounting Controls.
Each of the Company and the Operating Partnership maintains systems of “internal control over financial reporting” (as defined in Rule
13a-15(f)
or Rule
15d-15(f)
of the Exchange Act, as applicable) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Each of the Company and the Operating Partnership maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Based on each of the Company’s and the Operating Partnership’s most recent evaluation of its internal control over financial reporting pursuant to Rule
13a-15(c)
or Rule
15d-15(c)
of the Exchange Act, as applicable, except as disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, there are no material weaknesses in the Company’s or the Operating Partnership’s internal control over financial reporting. The Company’s and the Operating Partnership’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (x) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s or the Operating Partnership’s ability to record, process, summarize and report financial information; and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s or the Operating Partnership’s internal control over financial reporting.
(cc)
XBRL.
The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the documents incorporated by reference therein fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(dd)
Insurance.
Each of the Company and its subsidiaries have insurance (including title insurance) provided by insurers of recognized financial responsibility against such losses and risks and in such amounts as are adequate and customary in the businesses in which they are engaged, except where the failure to be so insured would not reasonably be expected to result in a Material Adverse Effect.
(ee)
ERISA.
The assets of the Company and its subsidiaries do not constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended.
(ff)
No Conflicts with Sanctions Laws.
None of the Company, any of its subsidiaries or, to the knowledge of the Operating Partnership, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“
OFAC
”); and neither the Company nor the Operating Partnership will directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(gg)
Compliance with FCPA and Related Laws.
Neither the Company nor any of its subsidiaries nor, to the knowledge of the Operating Partnership, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate, partnership or similar funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 (the “
FCPA
”); or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. No part of the proceeds of this offering will be used, directly or indirectly, by the Company and its subsidiaries in violation of the FCPA.
(hh)
Compliance with Money Laundering Laws.
The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions in which the Company or any of its subsidiaries own or lease property or conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency within such jurisdictions (collectively, the “
Money Laundering Laws
”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Operating Partnership, threatened.

(ii)
Compliance with Sarbanes-Oxley.
There is and has been no failure on the part of the Company or the Operating Partnership or, to the knowledge of the Operating Partnership, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “
Sarbanes-Oxley Act
”), including Section 402 related to loans and Sections 302 and 906 related to certifications.
(jj)
No Registration Rights.
No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.
(kk)
No Stabilization.
Neither the Company nor any subsidiary of the Company nor any affiliate of the Company or the Operating Partnership has taken, nor will the Company nor any subsidiary of the Company nor any affiliate of the Company or the Operating Partnership take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or the Operating Partnership to facilitate the sale or resale of the Securities.
(ll)
Forward-Looking Statements.
No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
(mm)
Statistical and Market Data.
Nothing has come to the attention of the Operating Partnership that has caused the Operating Partnership to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Information and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.
(nn)
Compliance with Tax Laws.
The Company and each of its subsidiaries have filed or caused to be filed all federal, state, local and foreign tax returns, reports, information returns and statements which have been required to be filed by them (except for returns, reports, information returns and statements the failure to file which would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect and the failure to file which would not, singly or in the aggregate, adversely affect the Company’s qualification as a real estate investment trust (“
REIT
”) for federal or state tax purposes) and have paid all taxes required to be paid and any other assessment, fine or penalty levied against them to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith and in respect of which adequate reserves are being maintained and except to the extent any such failure to pay would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect and which failure to pay would not, singly or in the aggregate, adversely affect the Company’s qualification as a REIT for federal or state tax purposes.
(oo)
REIT Compliance.
Commencing with its taxable year ended December 31, 1994, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Internal Revenue Code of 1986, as amended (“
Code
”), and its organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code. The subsidiaries of the Company that are partnerships or limited liability companies (“
Subsidiary Partnerships
”) have been and will continue to be treated as partnerships or disregarded entities for U.S. federal income tax purposes and not as corporations, associations taxable as corporations or publicly traded partnerships. In the case of any Subsidiary Partnerships that have terminated, such Subsidiary Partnerships were treated as partnerships or disregarded entities for U.S. federal income tax purposes and not as corporations, associations taxable as corporations or publicly traded partnerships through the date of termination of such Subsidiary Partnerships.

(pp)
Waivers.
The Company will use its best efforts to monitor the ownership of the Company’s capital stock to ensure that (i) the Ownership Limit Waiver Agreement (the “
Invesco Waiver
”), by and between the Company and Invesco Advisers, Inc. (“
Invesco
”), dated June 6, 2011, (ii) the Ownership Limit Waiver Agreement (the “
BlackRock Waiver
”), by and between the Company and BlackRock, Inc. (“
BlackRock
”), dated May 17, 2016, (iii) the Ownership Limit Waiver Agreement (the “
Vanguard Waiver
”), by and between the Company and The Vanguard Group, Inc. (“
Vanguard
”), dated October 5, 2017 and (iv) any similar waivers entered into in the future, will not cause the Company to fail to satisfy the requirements of Section 856(a)(6) of the Code, including, without limitation, making periodic inquiries regarding the ownership of the capital stock of the Company by Invesco, BlackRock, Vanguard and each other person or entity to which any similar waiver is granted and making periodic reviews of the ownership of the capital stock of the Company by other shareholders; the Company will, if necessary to prevent a violation of the requirements of Section 856(a)(6) of the Code, promptly exercise the power in Section 3 of the Invesco Waiver or Section 4 of the BlackRock Waiver or the Vanguard Waiver, as the case may be, to revoke the waiver of the ownership limitation granted to Invesco pursuant to the Invesco Waiver, BlackRock pursuant to the BlackRock Waiver and/or Vanguard pursuant to the Vanguard Waiver, as the case may be, and will insure that each similar waiver that may be granted in the future gives the Company a similar right of revocation and the Company will, if necessary to prevent a violation of Section 856(a)(6) of the Code, promptly exercise such right;
provided
that this paragraph shall not be applicable with respect to any such waiver which has been terminated in writing by the Company.
(qq)
Senior Indebtedness.
The Securities constitute “senior indebtedness” as such term is defined in any agreement governing any outstanding subordinated indebtedness of the Operating Partnership.
(rr)
No Subsidiary Guarantees
. Except as otherwise set forth in the Registration Statement, the Prospectus and the Time of Sale Information, no subsidiary of the Company or the Operating Partnership has, directly or indirectly, guaranteed or otherwise provided direct or indirect financial or credit support for any Debt (as defined in the Preliminary Prospectus Supplement) of the Company or the Operating Partnership or has entered into a keepwell or other agreement, instrument or arrangement pursuant to which it is or may be required to maintain the capital, shareholders’ or partners’ equity or other financial condition of the Company or the Operating Partnership, nor has any subsidiary of the Company or the Operating Partnership entered into any agreement, instrument or arrangement pursuant to which it is or may be required to do any of the foregoing, whether upon the occurrence of certain events or conditions, upon notice or lapse of time, or otherwise.
(ss)
Representations in Certificates.
Any certificate signed by any officer of the Company in its capacity as general partner of the Operating Partnership, or any subsidiary of the Operating Partnership and delivered to the Representatives or to counsel for the Underwriters after the date of this Agreement and prior to or on the Closing Date or in connecting with the delivery and sale of the Securities shall be deemed a representation and warranty by the Operating Partnership to each Underwriter as to the matters covered thereby.
(tt)
Cybersecurity
. Except as would not individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and except as otherwise set forth in the Registration Statement, the Prospectus and the Time of Sale Information, (x) to the knowledge of the Operating Partnership, there has been no security breach or other compromise of or relating to any of the Operating Partnership’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “
IT Systems and Data
”) and (y) the Operating Partnership and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data. The Operating Partnership and its subsidiaries have implemented backup and disaster recovery technology as the Operating Partnership generally deems reasonably adequate for their business.
4.
Further Agreements of the Operating Partnership
. The Operating Partnership covenants and agrees with each Underwriter that:
(a)
Required Filings.
The Operating Partnership will file the Preliminary Prospectus and the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430B under the Securities Act, will file any Issuer Free Writing Prospectus (including the Pricing Term Sheet (as defined in Annex A hereto)) to the extent required by Rule 433 under the Securities Act within the time period specified by Rule 433; and the Company and the Operating Partnership will file promptly all reports and any definitive proxy or information statements required to be filed by the Operating Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Operating Partnership will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Operating Partnership will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.
(b)
Delivery of Copies.
The Operating Partnership will deliver, without charge, (i) to the Representatives, upon request, two conformed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) upon request, a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term “
Prospectus Delivery Period
” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.
(c)
Amendments or Supplements; Issuer Free Writing Prospectuses.
During the Prospectus Delivery Period, before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, the Time of Sale Prospectus or the Prospectus, the Operating Partnership will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d)
Notice to the Representatives.
During the Prospectus Delivery Period, the Operating Partnership will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement or amendment to any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus (including, without limitation, any document incorporated or deemed to be incorporated by reference in any of the foregoing) or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Operating Partnership or the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Operating Partnership or the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Operating Partnership will, and will cause the Company to, use its commercially reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.
(e)
Time of Sale Information.
If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Operating Partnership will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.
(f)
Ongoing Compliance
. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Operating Partnership will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Prospectus as so amended or supplemented (including such documents to be incorporated by reference) will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law
.
(g)
Blue Sky Compliance.
The Operating Partnership will furnish such information as may be required and otherwise use its commercially reasonable efforts to cooperate in qualifying the Securities for offer and sale under the securities or Blue Sky laws of such states or other jurisdictions as the Representatives may reasonably designate and the Operating Partnership will use its commercially reasonable efforts to maintain such qualifications in effect so long as required for the distribution of the Securities;
provided
that the Operating Partnership shall not be required to (i) qualify as a foreign partnership or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.
(h)
Earning Statement.
The Operating Partnership will, and will cause the Company to, make generally available to its security holders and the Representatives as soon as reasonably practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Operating Partnership and the Company, respectively, occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.
(i)
Clear Market.
During the period from the date hereof through and including the date that is one day after the Closing Date, the Operating Partnership will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Operating Partnership or the Company and having a tenor of more than one year.
(j)
Use of Proceeds.
The Operating Partnership will apply the net proceeds from the sale of the Securities as described in each of the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Use of proceeds.”
(k)
DTC
. The Operating Partnership will assist the Underwriters in arranging for the Securities to be eligible for clearance and settlement through DTC.
(l)
No Stabilization.
The Operating Partnership will not, and will cause the Company not to, take, directly or indirectly, any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities;
provided
that nothing herein shall prevent the Operating Partnership or the Company from filing or submitting reports under the Exchange Act or issuing press releases in the ordinary course of business.
(m)
Record Retention
. The Operating Partnership will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.
5.
Certain Agreements of the Underwriters
. Each Underwriter hereby represents and agrees, severally and not jointly, that:
(a)    It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “
free writing prospectus
”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Operating Partnership or the Company and not incorporated by reference into the Registration Statement and any press release issued by the Operating Partnership or the Company) other than (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Operating Partnership in advance in writing, including by email. Notwithstanding the foregoing, the Underwriters may use the Pricing Term Sheet referred to in Annex A hereto without the consent of the Operating Partnership or the Company.
(b)    It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Operating Partnership if any such proceeding against it is initiated during the Prospectus Delivery Period).
6.
Conditions of Underwriters’ Obligations
. The obligation of each Underwriter to purchase Securities on the Closing Date as provided herein is subject to the performance by the Operating Partnership of its covenants and other obligations hereunder and to the following additional conditions:
(a)
Registration Compliance; No Stop Order.
No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act, shall be pending before or threatened by the Commission; each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.
(b)
Representations and Warranties.
The representations and warranties of the Operating Partnership contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Operating Partnership and any officers of the Company in its capacity as general partner of the Operating Partnership made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.
(c)
No Downgrade.
Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Operating Partnership, the Company or any of their respective subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Operating Partnership, the Company or any of their respective subsidiaries (other than an announcement with positive implications of a possible upgrading).
(d)
No Material Adverse Change.
No event or condition of a type described in Section 3(h) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto), the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(e)
Officer’s Certificate.
The Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the general partner of the Operating Partnership who has specific knowledge of the Company’s and the Operating Partnership’s financial matters and is satisfactory to the Representatives, (i) confirming that such officer has carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the best knowledge of such officer, the representations set forth in Sections 3(b) and 3(d) hereof are true and correct on and as of the Closing Date, (ii) confirming that the other representations and warranties of the Operating Partnership in this Agreement are true and correct on and as of the Closing Date, and that the Operating Partnership has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.
(f)
Comfort Letters.
(i) On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Representatives, at the request of the Operating Partnership, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of or relating to the Operating Partnership and the Company contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus,
provided
that the letter delivered on the date of this Agreement shall use a
“cut-off”
date no more than three business days prior to the date of this Agreement, and the letter delivered on the Closing Date shall use a
“cut-off”
date no more than three business days prior to the Closing Date; and (ii) the Operating Partnership shall have furnished to the Representatives a certificate, dated the date of this Agreement and addressed to the Representatives, of the Chief Financial Officer of the general partner of the Operating Partnership, with respect to historical and pro forma financial statements, if any, and certain other financial, numerical and statistical data, in each case not covered by the comfort letters referred to in clause (i) of this paragraph in form and substance reasonably satisfactory to the Representatives.
(g)
Opinion and Negative Assurance Statement of Counsel for the Operating Partnership.
Bass, Berry & Sims PLC, counsel to the Operating Partnership, shall have furnished to the Representatives, at the request of the Operating Partnership, their written opinion and negative assurance statement, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.
(h)
Opinion and Negative Assurance Statement of Counsel for the Underwriters.
The Representatives shall have received on and as of the Closing Date an opinion and negative assurance statement of Sidley Austin LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
(i)
No Legal Impediment to Issuance.
No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.
(j)
Good Standing
. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and the Operating Partnership in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(k)
DTC
. The Securities shall be eligible for clearance and settlement through DTC.
(l)
Securities
. The Securities shall have been duly executed and delivered by two duly authorized officers of the Company, acting in its capacity as general partner of the Operating Partnership, and duly authenticated by the Trustee.
(m)
Rating Requirement.
The Securities shall have credit ratings and outlooks from Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC (“S&P”) and Fitch Ratings, Inc. (“Fitch”) at the Closing Date that are the same as or better than the respective ratings and outlooks set forth in the Pricing Term Sheet filed with the Commission on the date hereof, and the Operating Partnership shall have delivered to the Representatives documentation from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Securities have such ratings.
(n)
Additional Documents.
On or prior to the Closing Date, the Operating Partnership shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.
All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
7.
Indemnification and Contribution
.
(a)
Indemnification of the Underwriters.
The Operating Partnership agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable out of pocket legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, any Issuer Free Writing Prospectus or any Time of Sale Information (or any amendment or supplement to any of the foregoing) or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any Underwriter Information.
(b)
Indemnification of the Operating Partnership
.
Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Operating Partnership, any director or officer of the Company acting in its capacity as general partner of the Operating Partnership who signed the Registration Statement and each person, if any, who controls the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Operating Partnership in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any Time of Sale Information (or any amendment or supplement to any of the foregoing), it being understood and agreed that the only such information consists of the following paragraphs in the Time of Sale Prospectus and the Prospectus (the “Underwriter Information”): (i) the first full paragraph under the subcaption “Underwriting—Commissions and discounts” concerning the public offering price, concession and reallowance; (ii) the second sentence under the subcaption “Underwriting—No prior market for the notes” concerning market-making; and (iii) the paragraph under the subcaption “Underwriting—Price stabilization and short positions” but only insofar as concerns the Underwriters, regarding stabilization, overallotments and short positions.
(c)
Notice and Procedures.
If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “
Indemnified Person
”) shall promptly notify the person against whom such indemnification may be sought (the “
Indemnifying Person
”) in writing;
provided
that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and
provided
,
further
, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. Subject to the proviso to this sentence, the Indemnifying Person shall be entitled to participate in the defense of any claim, and to the extent that it may wish, assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person;
provided
,
however
, that in any such proceeding, any Indemnified Person shall have the right to retain its own counsel (in which case the Indemnifying Person shall not be entitled to participate in or assume the defense of any suit, action, proceeding, investigation, claim or demand brought or asserted against such Indemnified Person), but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Operating Partnership, any director or officer of the Company acting in its capacity as general partner of the Operating Partnership who signed the Registration Statement and any control persons of the Operating Partnership shall be designated in writing by the Operating Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification has been or could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
(d)
Contribution.
If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Operating Partnership on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Operating Partnership on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Operating Partnership from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Operating Partnership on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Operating Partnership or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)
Limitation on Liability.
The Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro
 rata
allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.
(f)
Non-Exclusive
Remedies.
The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
8.
Effectiveness of Agreement
. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
9.
Termination
. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Operating Partnership, if after the execution and delivery of this Agreement and on or prior to the Closing Date: (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter
market; (ii) trading of any securities issued or guaranteed by the Operating Partnership or the Company shall have been suspended on any exchange or in any over-the-counter
market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.
10.
Defaulting Underwriter
.
(a)    If, on the Closing Date, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting
Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Operating Partnership on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting
Underwriters do not arrange for the purchase of such Securities, then the Operating Partnership shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting
Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting
Underwriters or the Operating Partnership may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Operating Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Time of Sale Information and the Prospectus or in any other document or arrangement, and the Operating Partnership agrees to promptly prepare any amendment or supplement to the Registration Statement, the Time of Sale Information and the Prospectus that effects any such changes. As used in this Agreement, the term “
Underwriter
” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Underwriter agreed but failed to purchase.
(b)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting
Underwriters and by other persons satisfactory to the Operating Partnership as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh
of the aggregate principal amount of all the Securities, then the Operating Partnership shall have the right to require each non-defaulting
Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro
 rata
share (based on the principal amount of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.
(c)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting
Underwriters and by other persons satisfactory to the Operating Partnership as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh
of the aggregate principal amount of all the Securities, or if the Operating Partnership shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting
Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Operating Partnership, except that the Operating Partnership will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.
(d)    Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Operating Partnership, the Company or any non-defaulting
Underwriter for damages caused by its default.
11.
Payment of Expenses
.
(a)    Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Operating Partnership agrees to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in connection therewith; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, each Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Operating Partnership’s counsel and of Ernst & Young LLP; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related and reasonable fees and expenses of counsel for the Underwriters); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses (including reasonable fees and expenses of counsel for the Underwriters) and application fees incurred in connection with any filing with, and clearance of the offering by, the Financial Industry Regulatory Authority, and all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Operating Partnership in connection with any “road show” presentation to potential investors.
(b)    If (i) this Agreement is terminated pursuant to Section 9, (ii) the Operating Partnership for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Operating Partnership agrees to reimburse the Underwriters for all out-of-pocket
costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

12.
Persons Entitled to Benefit of Agreement
. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Underwriter referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.
13.
Survival
. The respective indemnities, rights of contribution, representations, warranties and agreements of the Operating Partnership and the Underwriters contained in this Agreement or made by or on behalf of the Operating Partnership or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Operating Partnership or the Underwriters.
14.
Certain Defined Terms
. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “
affiliate
” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “
business day
” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “
subsidiary
” has the meaning set forth in Rule 405 under the Securities Act.
15.
Compliance with USA Patriot Act
. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L.
107-56
(signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Operating Partnership and the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.
16.
Recognition of the U.S. Special Resolution Regimes
.
(a)    In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
For purposes of this Section 16: (a) a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (b) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (c) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (d) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

17.
Miscellaneous
.
(a)
Authority of the Representatives.
Any action by the Underwriters hereunder may be taken by Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc. on behalf of the Underwriters, and any such action taken by Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc. shall be binding upon the Underwriters.
(b)
Notices.
All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o Wells Fargo Securities, LLC, 550 South Tryon Street, 5
th
Floor, Charlotte, North Carolina 28202, Attention: Transaction Management (fax (704)
410-0326);
Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel (fax (646)
291-1469);
Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: General Counsel (fax (646)
619-4437);
J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179; Attention: Investment Grade Syndicate Desk – 3
rd
Floor, (fax (212)
834-6081);
and U.S. Bancorp Investments, Inc., 214 N. Tryon St., Charlotte, North Carolina 28202, Attention Credit Fixed Income. Notices to the Operating Partnership shall be given to it at
Mid-America
Apartments, L.P., 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, Attention: Andrew Schaeffer (email: Andrew.schaeffer@maac.com), with a copy to Robert J. DelPriore (email: robert.delpriore@maac.com).
(c)
Governing Law.
This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.
(d)
Submission to Jurisdiction
. The Operating Partnership hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Operating Partnership waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. The Operating Partnership agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Operating Partnership, and may be enforced in any court to the jurisdiction of which the Operating Partnership is subject by a suit upon such judgment.
(e)
Waiver of Jury Trial
. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.
(f)
Counterparts.
This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
(g)
Amendments or Waivers.
No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
(h)
Headings.
The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.
Very truly yours,
MID-AMERICA
APARTMENTS, L.P.
By:
Mid-America
Apartment Communities, Inc.
Its: General Partner

By:	/s/ Albert M. Campbell, III
Name:	Albert M. Campbell, III
Title:	Executive Vice President and Chief Financial Officer

Accepted and agreed to as of the date first written above:
WELLS FARGO SECURITIES, LLC

By:	/s/ Carolyn Hurley
Authorized Signatory
CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Adam D. Bordner
Authorized Signatory
JEFFERIES LLC

By:	/s/ Matthew Casey
Authorized Signatory
J.P. MORGAN SECURITIES LLC

By:	/s/ Robert Bottamedi
Authorized Signatory
U.S. BANCORP INVESTMENTS, INC.

By:	/s/ Charles P. Carpenter
Authorized Signatory
For themselves and on behalf of the
several Underwriters listed
in Schedule 1 hereto

Schedule 1

Underwriter	Principal Amount of the 2029 Notes
Wells Fargo Securities, LLC	$35,000,000
Citigroup Global Markets Inc.	35,000,000
Jefferies LLC	35,000,000
J.P. Morgan Securities LLC	35,000,000
U.S. Bancorp Investments, Inc.	35,000,000
Mizuho Securities USA LLC	20,000,000
Capital One Securities, Inc.	10,000,000
KeyBanc Capital Markets Inc.	10,000,000
BB&T Capital Markets, a division of BB&T Securities, LLC	5,000,000
BMO Capital Markets Corp.	5,000,000
Fifth Third Securities, Inc.	5,000,000
FTN Financial Securities Corp	5,000,000
Regions Securities LLC	5,000,000
SunTrust Robinson Humphrey, Inc.	5,000,000
TD Securities (USA) LLC	5,000,000

Total	$250,000,000

Annex A

•	Term Sheet, dated August 5, 2019, substantially in the form of Annex B (the “ Pricing Term Sheet ”).

Annex B
August 5, 2019
Mid-America
Apartments, L.P.
$250,000,000 3.950% Senior Notes due 2029
Pricing Term Sheet
This pricing term sheet relates only to the securities described below and should be read together with
Mid-America
Apartments, L.P.’s preliminary prospectus supplement dated August 5, 2019 (the “preliminary prospectus supplement”) and the accompanying prospectus dated September 27, 2018 and the documents incorporated and deemed to be incorporated by reference therein.

Issuer:	Mid-America Apartments, L.P.

Security:	3.950% Senior Notes due March 15, 2029

Principal Amount:	$250,000,000 aggregate principal amount. The notes will be issued as additional notes under the indenture pursuant to which the issuer previously issued $300,000,000 aggregate principal amount of 3.950% Senior Notes due 2029 on March 7, 2019 (the “initial notes”). The notes will have substantially identical terms as the initial notes, will be treated as a single series of securities with the initial notes under the indenture and will have the same CUSIP number as the initial notes. Holders of the notes and the initial notes will vote as one class under the indenture. The total aggregate principal amount of 3.950% Senior Notes due March 15, 2029 that will be outstanding following this offering will be $550,000,000.

Trade Date:	August 5, 2019

Settlement Date:	August 7, 2019 (T+2)

Maturity Date:	March 15, 2029

Interest Payment Dates:	Payable semi-annually on March 15 and September 15, commencing September 15, 2019

Coupon Rate:	3.950% per year, accruing from March 7, 2019

Price to Public:	107.827% of the principal amount, plus accrued interest in the amount of $4,114,583.33 in the aggregate from March 7, 2019 up to, but not including, the Settlement Date

Benchmark Treasury:	2.375% due May 15, 2029

Benchmark Treasury Price / Yield:	105-23+ / 1.735%

Spread to Benchmark Treasury:	+125 basis points

Reoffer Yield:	2.985%

Optional Redemption:	Prior to December 15, 2028, make-whole redemption at the Treasury Rate (as defined) plus 25 basis points (except as otherwise provided in the preliminary prospectus supplement) plus accrued and unpaid interest. On and after December 15, 2028, at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest. See the preliminary prospectus supplement for the definition of “Treasury Rate” and for further terms and provisions applicable to optional redemption.

CUSIP / ISIN:	59523U AQ0 / US59523UAQ04

Joint Book-Running Managers:	Wells Fargo Securities, LLC Citigroup Global Markets Inc. Jefferies LLC J.P. Morgan Securities LLC U.S. Bancorp Investments, Inc. Mizuho Securities USA LLC

Senior Co-Managers:	Capital One Securities, Inc. KeyBanc Capital Markets Inc.

Co-Managers:
BB&T Capital Markets, a division of BB&T Securities, LLC
BMO Capital Markets Corp.
Fifth Third Securities, Inc.
FTN Financial Securities Corp
Regions Securities LLC
SunTrust Robinson Humphrey, Inc.
TD Securities (USA) LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Wells Fargo Securities, LLC toll-free at
1-800-645-3751,
Citigroup Global Markets Inc. toll-free at
1-800-831-9146,
Jefferies LLC toll free at
1-877-877-0696,
J.P. Morgan Securities LLC collect at
1-212-834-4533
or U.S. Bancorp Investments, Inc. toll-free at
1-877-558-2607.

Exhibit 99.1

PRESS RELEASE
MAA Announces Pricing of Senior Unsecured Notes Offering
Germantown, Tenn., August 5, 2019 / PRNewswire / –
Mid-America
Apartment Communities, Inc. (NYSE: MAA) today announced that its operating partnership,
Mid-America
Apartments, L.P. (“MAALP”) priced a $250 million offering of MAALP’s 3.950% senior unsecured notes due 2029 (the “Notes”) under its existing shelf registration statement. The Notes are being offered as additional notes under a third supplemental indenture pursuant to which MAALP previously issued $300 million aggregate principal amount of 3.950% senior notes due 2029 on March 7, 2019 (the “Initial Notes”). The Notes will have substantially identical terms as the Initial Notes, will be treated as a single series with the Initial Notes and will have the same CUSIP number as the Initial Notes. The Notes were priced at 107.827% of the principal amount, plus accrued interest from March 7, 2019 up to, but not including, the date of delivery of the Notes, with a reoffer yield of 2.985%. The Notes mature on March 15, 2029. The closing of the offering is expected to occur on August 7, 2019, subject to the satisfaction of customary closing conditions.
MAALP intends to use net proceeds from the offering to repay a portion of the borrowings outstanding under its unsecured commercial paper program, and for general corporate purposes, which may include, without limitation, the repayment of other debt and the acquisition, development and redevelopment of apartment communities.
Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Mizuho Securities USA LLC were the joint book-running managers for the offering.
A registration statement relating to these securities has been filed with the Securities and Exchange Commission and has become effective. The offering of these securities will be made only by means of a prospectus supplement and accompanying prospectus. Copies of these documents may be obtained from: Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attention: WFS Customer Service, or by
calling: 1-800-645-3751, or
by emailing: wfscustomerservice@wellsfargo.com; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by
calling 1-800-831-9146, or
by emailing: prospectus@citi.com; Jefferies LLC, 520 Madison Avenue, New York, NY 10022, Attention: Investment Grade Syndicate Desk, or by calling:
1-877-877-0696;
J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179; Attention: Investment Grade Syndicate Desk, or by
calling: 1-212-834-4533;
and U.S. Bancorp Investments, Inc., 214 N. Tryon St., 26th Floor, Charlotte, NC 28202, Attention: Credit Fixed Income, or by
calling: 1-877-558-2607.
Alternatively, investors may obtain these documents, when available, for free by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation, or sale would be unlawful under the securities laws of any such jurisdiction.
About MAA
MAA is a self-administered real estate investment trust (REIT) and member of the S&P 500. MAA owns or has ownership interests in apartment communities throughout the Southeast, Southwest and
Mid-Atlantic
regions of the U.S. and is focused on delivering strong, full-cycle investment performance.

Forward-Looking Statements
We consider this and other sections of this press release to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements related to the Notes offering and the expected use of the net proceeds therefrom, as well as any statements concerning forecasted operating performance and results, property acquisitions and dispositions, joint venture activity, development and renovation activity as well as other capital expenditures, capital raising activities, rent and expense growth, occupancy, financing activities and interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this release may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved.
The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•	inability to generate sufficient cash flows due to market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors;

•	exposure, as a multifamily focused real estate investment trust (“REIT”), to risks inherent in investments in a single industry and sector;

•
adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets, which we may seek to enter in the future, limitations on our ability to increase rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;

•	failure of new acquisitions to achieve anticipated results or be efficiently integrated;

•	failure of development communities to be completed, if at all, within budget and on a timely basis, to lease-up as anticipated or to achieve anticipated results;

•	unexpected capital needs;

•	changes in operating costs, including real estate taxes, utilities and insurance costs;

•	losses from catastrophes in excess of our insurance coverage;

•	ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures;

•	level and volatility of interest or capitalization rates or capital market conditions;

•	loss of hedge accounting treatment for interest rate swaps;

•	the continuation of the good credit of our interest rate swap providers;

•	price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on financing;

•	the effect of any rating agency actions on the cost and availability of new debt financing;

•
the effect of the
phase-out
of the London Interbank Offered Rate (“LIBOR”) as a variable rate debt benchmark by the end of 2021 and the transition to a different benchmark interest rate could have adverse effects on our interest expense and our cash flow for general corporate requirements;

•	significant decline in market value of real estate serving as collateral for mortgage obligations;

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•	significant change in the mortgage financing market that would cause single-family housing, either as an owned or rental product, to become a more significant competitive product;

•
our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of our operating partnership to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules;

•	inability to attract and retain qualified personnel;

•	cyber liability or potential liability for breaches of our privacy or information security systems;

•	potential liability for environmental contamination;

•	adverse legislative or regulatory tax changes;

•	legal proceedings relating to various issues, which, among other things, could result in a class action lawsuit;

•	compliance costs associated with laws requiring access for disabled persons; and

•	other risks identified in this press release and, from time to time, in other reports we file with the SEC or in other documents that we publicly disseminate.

New factors may also emerge from time to time that could have a material adverse effect on our business. Except as required by law, we undertake no obligation to publicly update or revise these forward-looking statements to reflect events, circumstances or changes in expectations after the date of this release.

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